                          Montgomery Variable Series:

                         International Small Cap Fund

                              Semi-Annual Report
                                 June 30, 1998


                                    [LOGO]
                               Invest wisely.(R)

                             The Montgomery Funds

MONTGOMERY VARIABLE SERIES: INTERNATIONAL SMALL CAP FUND
PORTFOLIO HIGHLIGHTS
JUNE 30, 1998
--------------------------------------------------------------------------------

INVESTMENT REVIEW

Q:  HOW DID THE FUND PERFORM OVER THE PAST YEAR?

A: For the 12 months ended June 30, the Fund recorded a loss of 1.05%, compared with its main benchmark, the unmanaged Salomon Smith Barney World Extended (ex-U.S.) Market Index (SB EMI ex-U.S.), which gained 0.56%. We underperformed against the Morgan Stanley Capital International Europe, Australia and Far East Index (MSCI EAFE) as well which generated a return of 6.10%. The SB EMI ex-U.S., which tracks small-cap stocks in the world's developed markets outside the United States, provides a more relevant benchmark than the MSCI EAFE, which comprises some of the very largest stocks in those markets.

    Over the past six months to June 30, 1998, the performance of the Fund improved over that of the first six months of the financial year. The Fund recorded a gain of 17.37%, compared with 16.8% for the SB EMI ex-U.S. and 15.9% for the MSCI EAFE.

Q:  What factors explain the Fund's performance?

A: A major factor explaining the Fund's strong performance is our disciplined approach to stock selection in various industry sectors. In Europe, for example, the transportation sector is performing well; for the year-to-date, our investment in Avis Europe was up more than the U.K. market as a whole. National Express, a U.K.-based operator of trains and buses, was also up nicely for the year. The positive trend in the transportation sector is migrating from the U.K. to continental Europe this year, so we remain optimistic about that sector. We also continue to seek opportunities to capitalize on the world's most promising economic trends, including the rapid growth in technology (20% of assets), consumer cyclicals (18%) and services (16%).

    Additionally, our relatively underweight position in Japan, with only 14% of Fund assets invested, added to our performance. We continue to be overweighted in Europe (60% of assets), with its environment of relatively low interest rates, low inflation and moderate economic growth. As valuations of large-cap stocks are driven higher, investors are looking for alternative investments in Europe, which is helping fuel the growth of European small-cap stocks. The deregulation of the pension fund system in Europe, combined with corporate restructuring, has also helped buoy returns there.

PORTFOLIO MANAGEMENT
----------------------------------------------------------
John D. Boich, CFA
 ....................Senior Portfolio Manager

FUND PERFORMANCE
----------------------------------------------------------
Average annual total returns for the period
          ended 6/30/98
----------------------------------------------------------
    MONTGOMERY VARIABLE SERIES:
    INTERNATIONAL SMALL CAP FUND
Since inception (9/30/96)......................... 10.70%
One Year.......................................... -1.05%

    SALOMON SMITH BARNEY WORLD
    EXTENDED EX-U.S. MARKET INDEX
Since 9/30/96.....................................  2.91%
One Year..........................................  0.56%
----------------------------------------------------------
Past performance is no guarantee of future results. Net
asset value, investment return and principal value will
fluctuate so that shares, when redeemed, may be worth more
or less than their original cost.
----------------------------------------------------------

     GROWTH OF A $10,000 INVESTMENT

           [_]  Montgomery Variable Series: International Small Cap Fund

           ---  Salomon Smith Barney World Small Extended ex-U.S. Market Index

Montgomery Variable Series: International    Salomon Smith Barney World Small   Cap Fund   Extended ex-U.S. Market Index
9/96                                                               $10,000.00  $10,000.00
10/96                                                              $10,190.00  $ 9,961.00
11/96                                                              $11,050.00  $10,124.36
12/96                                                              $10,723.00  $ 9,938.07
1/97                                                               $11,165.00  $ 9,723.41
2/97                                                               $11,447.00  $ 9,886.76
3/97                                                               $11,226.00  $ 9,755.27
4/97                                                               $11,155.00  $ 9,608.94
5/97                                                               $11,748.00  $10,224.87
6/97                                                               $12,070.00  $10,455.96
7/97                                                               $11,919.00  $10,298.07
8/97                                                               $11,527.00  $ 9,858.34
9/97                                                               $11,638.00  $10,033.82
10/97                                                              $10,864.00  $ 9,637.49
11/97                                                              $10,191.00  $ 9,207.65
12/97                                                              $10,176.00  $ 9,004.16
1/98                                                               $10,593.00  $ 9,379.64
2/98                                                               $11,244.00  $10,079.36
3/98                                                               $11,944.00  $10,553.09
4/98                                                               $12,165.00  $10,633.29
5/98                                                               $12,115.00  $10,831.07
6/98                                                               $11,944.00  $10,514.80

The Salomon Smith Barney World Equity Index is a comprehensive float-weighted equity index consisting of every company with an investable market capitalization of over $100 million in 21 countries. Within this index, the Extended ex-U.S. Market Index defines the small capitalization stock universe.

MONTGOMERY VARIABLE SERIES: INTERNATIONAL SMALL CAP FUND
PORTFOLIO HIGHLIGHTS (continued)
JUNE 30, 1998
--------------------------------------------------------------------------------

Q:  WERE THERE ANY DISAPPOINTMENTS?

A: Japan has continued to be a disappointment. Policy changes announced by the government designed to boost the ailing economy have not met investor expectations so far in 1998. We continue to look for Japanese companies that are essentially "self-reforming", that is, firms that are instituting change on their own. Good examples include Fast Retailing and Otsuka, which are both domestic retailers. On the other hand, retailers such as Laox and Mirai continue to come under pressure from the downdrafts in the Japanese economy in spite of good long-term fundamentals.

Q: THE STRENGTH OF THE U.S. DOLLAR AGAINST THE JAPANESE YEN AND OTHER CURRENCIES MADE HEADLINES OVER THE PAST YEAR. HOW DO CURRENCY TRENDS LIKE THIS AFFECT THE FUND'S STRATEGY?

A: It appears that the strength of the dollar we have been seeing over the past two and a half years is abating due to relative shifts in economic momentum. The U.S. economy is decelerating, and the European economies are accelerating. The opposite is true for Japan. The yen has weakened dramatically against the dollar. Our strategy going forward will depend on the Japanese reform package. If the government delivers when Japan announces its reform package, our position in Japan will quickly increase. If the government continues to disappoint, we will remain extremely underweighted in Japan.

Q:  WHY INVEST IN SMALL-CAP STOCKS NOW?

A: There are many dynamic small companies outside the United States, and most of them have not yet been discovered by investors. There continue to be material inefficiencies in the small-cap market, because it is undercovered and undervalued compared with large-cap stocks. With the International Small Cap Fund, our goal is to capitalize on this valuation gap between large and small companies.


There are risks of investing in a fund of this type that invests in securities of foreign countries, such as erratic market conditions, economic and political instability, and fluctuations in currency exchange rates. There are also risks associated with investing in small-cap companies, which tend to be more volatile and less liquid than stocks of large companies, including the increased risks of price fluctuations.

MONTGOMERY VARIABLE SERIES: INTERNATIONAL SMALL CAP FUND
PORTFOLIO HIGHLIGHTS (continued)
JUNE 30, 1998
--------------------------------------------------------------------------------


                              TOP FIVE COUNTRIES
                    (AS A PERCENTAGE OF TOTAL NET ASSETS):

     ---------------------------------------------------------------------
       United Kingdom............................................. 14.0%
       Japan...................................................... 13.9
       Germany.................................................... 13.3
       China/Hong Kong............................................  8.0
       Norway.....................................................  6.5
     ---------------------------------------------------------------------

                              TOP TEN INDUSTRIES
                    (AS A PERCENTAGE OF TOTAL NET ASSETS):

     ---------------------------------------------------------------------
       Electronics................................................ 10.5%
       Software Systems...........................................  9.5
       Auto/Auto Parts............................................  8.9
       Business Services..........................................  8.9
       Telephone/Wireless.........................................  6.9
       Lodging....................................................  5.0
       Home Appliance.............................................  4.9
       Retail Trade...............................................  4.7
       Railroad...................................................  4.7
       Diversified Financial Services.............................  4.3
     ---------------------------------------------------------------------


                               TOP TEN HOLDINGS
                    (AS A PERCENTAGE OF TOTAL NET ASSETS):

     ---------------------------------------------------------------------
       Henlys Group PLC...........................................  4.7%
       V-Tech Holdings Ltd........................................  4.1
       Flextronics International Ltd..............................  4.1
       Smartone Telecommunications................................  3.8
       Otsuka Kagu Ltd............................................  2.8
       Scandic Hotels AB..........................................  2.7
       Tecnomatrixs Technologies Ltd..............................  2.6
       Schaltbau AG...............................................  2.6
       Aker Maritime ASA..........................................  2.5
       Sawako Corporation.........................................  2.5
     ---------------------------------------------------------------------

MONTGOMERY VARIABLE SERIES: INTERNATIONAL SMALL CAP FUND
PORTFOLIO INVESTMENTS
JUNE 30, 1998 (unaudited)

COMMON STOCKS--99.4%                                                                                      VALUE
     SHARES                                                                                              (NOTE 1)
                    AUSTRALIA - 2.2%
        38,541      Tyndall Australia Ltd. (Diversified Financial Services)                              $   50,242
         5,204      Tyndall Australia Ltd., Bonus Shares+ (Diversified Financial Services)                    6,461
                                                                                                         ----------
                                                                                                             56,703
                                                                                                         ----------

                    AUSTRIA - 1.8%
           355      Voest Alpine Eisenbahnsystem (Heavy Construction)                                        47,427
                                                                                                         ----------

                    CANADA - 1.9%
         1,800      Cognos, Inc.+ (Software Systems)                                                         47,981
         5,000      InMedia Presentations, Inc.+ (Software Systems)                                           2,888
                                                                                                         ----------
                                                                                                             50,869
                                                                                                         ----------

                    CHINA/HONG KONG - 8.0%
        41,000      Smartone Telecommunications (Telephone/Wireless)                                        100,013
        21,000      V-Tech Holdings Ltd. (Electronics)                                                      107,983
                                                                                                         ----------
                                                                                                            207,996
                                                                                                         ----------

                    FRANCE - 1.8%
         1,000      Dassault Systemes S.A., ADR (Computers and Office Equipment)                             47,469
                                                                                                         ----------

                    GERMANY - 13.3%
            55      Axel Springer Verlag, Class A (Newspapers/Publishing)                                    40,569
         1,788      Eurobike AG (Retail Trade)                                                               46,606
         1,030      Kiekart AG (Auto/Auto Parts)                                                             58,266
           755      Schaltbau AG (Railroad)                                                                  67,833
         1,700      Turbon International AG (Business Services)                                              36,864
           870      Vossloh AG (Building Materials)                                                          55,488
           960      Winkler & Duennebier AG+ (Machinery & Tools)                                             43,126
                                                                                                         ----------
                                                                                                            348,752
                                                                                                         ----------

                    IRELAND - 1.7%
        17,162      Anglo Irish Bank Corporation (Banks)                                                     46,149
                                                                                                         ----------

                    ISRAEL - 5.0%
         2,700      ForSoft Ltd.+ (Software Systems)                                                         41,006
         3,000      Paradigm Geophysical Ltd.+ (Software Systems)                                            21,188
         3,400      Tecnomatix Technologies Ltd.+ (Software Systems)                                         68,106
                                                                                                         ----------
                                                                                                            130,300
                                                                                                         ----------

                    ITALY - 6.1%
         4,400      Credito Agrario Bresciano (Banks)                                                        53,491
         2,100      Industrie Natuzzi SpA, Sponsored ADR (Home Appliance)                                    54,600
         9,600      Manuli Rubber Industries SpA (Auto/Auto Parts)                                           51,870
                                                                                                         ----------
                                                                                                            159,961
                                                                                                         ----------

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

MONTGOMERY VARIABLE SERIES:  INTERNATIONAL SMALL CAP FUND
PORTFOLIO INVESTMENTS (CONTINUED)
JUNE 30, 1998 (UNAUDITED)

COMMON STOCKS (CONTINUED)                                                                                 VALUE
     SHARES                                                                                              (NOTE 1)
                    JAPAN - 13.9%
        2,200       Fast Retailing Company Ltd. (Retail Trade)                                           $   20,684
        9,000       Laox (Retail Trade)                                                                      55,652
        1,900       Meitec (Software Systems)                                                                65,958
        3,000       Mirai Industry Company, Ltd. (Building Materials)                                        25,277
        3,000       Nissin Company Ltd. (Diversified Financial Services)                                     55,327
        1,600       Otsuka Kagu Ltd. (Home Appliance)                                                        74,058
        7,100       Sawako Corporation (Real Estate)                                                         66,240
                                                                                                         ----------
                                                                                                            363,196
                                                                                                         ----------

                    NETHERLANDS - 1.5%
        1,230       Ordina Beheer NV+ (Business Services)                                                    39,878
                                                                                                         ----------

                    NORWAY - 6.5%
        3,770       Aker Maritime ASA (Oil)                                                                  66,412
       20,100       Choice Hotels Scandinavia ASA+ (Lodging)                                                 60,325
        4,600       CN Selmer A.S. (Heavy Construction)                                                      43,818
                                                                                                         ----------
                                                                                                            170,555
                                                                                                         ----------

                    POLAND - 1.7%
        2,600       Prokom ADR (Business Services)                                                           44,655
                                                                                                         ----------

                    PORTUGAL - 0.7%
          100       Telecel-Comunicacoes Pessoais, S.A (Telephone/Wireless)                                  17,768
                                                                                                         ----------

                    RUSSIA - 4.3%
        1,000       Global TeleSystems Group Inc., ADR+ (Telephone/Networks)                                 48,625
        1,400       Vimpel-Communications, ADR+ (Telephone/Wireless)                                         62,650
                                                                                                         ----------
                                                                                                            111,275
                                                                                                         ----------

                    SINGAPORE - 4.1%
        2,450       Flextronics International Ltd.+ (Electronics)                                           106,498
                                                                                                         ----------

                    SPAIN - 2.2%
          372       Azkoyen S.A. (Consumer Services)                                                         57,177
                                                                                                         ----------

                    SWEDEN - 3.9%
        2,850       Munters AB (Machinery and Tools)                                                         31,091
        1,950       Scandic Hotels AB (Lodging)                                                              70,909
                                                                                                         ----------
                                                                                                            102,000
                                                                                                         ----------

                    SWITZERLAND - 4.8%
          200       Fotolabo S.A. (Photography)                                                              65,772
          220       SAIA-Burgess Electronics AG+ (Electronics)                                               59,275
                                                                                                         ----------
                                                                                                            125,047
                                                                                                         ----------

MONTGOMERY VARIABLE SERIES: INTERNATIONAL SMALL CAP FUND
PORTFOLIO INVESTMENTS (continued)
JUNE 30, 1998 (unaudited)

COMMON STOCKS (continued)                                                                               VALUE
         SHARES                                                                                        (NOTE 1)
                    UNITED KINGDOM - 14.0%
          9,835     Avis Europe PLC (Consumer Services)                                               $   44,420
          3,850     Delphi Group PLC (Business Services)                                                  38,088
          1,600     ECsoft Group PLC, ADR (Business Services)                                             51,400
         87,200     Freepages Group PLC+ (Broadcasting/Advertising)                                       54,963
         13,949     Henlys Group PLC (Auto/Auto Parts)                                                   122,858
          3,328     National Express Group PLC (Railroad)                                                 53,817
                                                                                                      -----------
                                                                                                         365,546
                                                                                                      -----------
TOTAL COMMON STOCKS (Cost $2,610,032)                                                                  2,599,221
                                                                                                      -----------
TOTAL INVESTMENTS (Cost $2,610,032*)                                                  99.4%            2,599,221
                                                                                                      -----------
OTHER ASSETS AND LIABILITIES (Net)                                                     0.6                15,000
                                                                                    -------           -----------
NET ASSETS                                                                           100.0%           $2,614,221
                                                                                    =======           ===========

_____________
   *   Aggregate cost for federal tax purposes.
   +   Non-income producing security.
   #   Amount represents less than 0.01%.

   ABBREVIATION:
    ADR  American Depositary Receipt

MONTGOMERY VARIABLE SERIES: INTERNATIONAL SMALL CAP FUND
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1998 (unaudited)

ASSETS:
Investments in securities, at value (Identified cost $2,610,032)(Note 1).......                   2,599,221
Foreign currency (Cost $32,227)................................................                       2,418
Receivables:
     Investment securities sold................................................                      72,834
     Expenses absorbed by Manager (Note 2).....................................                      13,372
     Dividends.................................................................                       4,661
Other Assets:
     Organization costs (Note 1)...............................................                         747
                                                                                                 ----------
Total Assets...................................................................                   2,573,253

LIABILITIES:
Forward foreign currency exchange contracts:
     Net unrealized depreciation of forward foreign currency
       contracts (Note 3).....................................................     $   55
Payables:
     Cash overdraft............................................................    62,758
     Trustees' fees and expenses (Note 2)......................................     4,979
     Organization cost.........................................................     4,247
     Custodian fees............................................................     2,706
     Investment securities purchased...........................................       440
     Other accrued liabilities and expenses....................................    33,847
                                                                               ----------
Total Liabilities..............................................................                     109,032
                                                                                                 ----------
NET ASSETS.....................................................................                  $2,614,221
                                                                                                 ==========
NET ASSETS consist of:
     Undistributed net investment income.......................................                  $   30,385
     Accumulated net investment loss on securities sold, forward foreign
       currency exchange contracts and foreign currency transactions...........                    (266,179)
     Net unrealized depreciation of investments, forward foreign currency exchange contracts and foreign currency transactions.
       and other net assets....................................................                     (10,882)
     Shares of beneficial interest.............................................                       2,687
     Additional paid-in capital................................................                   2,858,210
                                                                                                 ----------
NET ASSETS.....................................................................                  $2,614,221
                                                                                                 ==========
Net Asset Value, offering and redemption price per share
($2,614,221 divided by 268,683 shares of beneficial interest outstanding)......                  $     9.73
                                                                                                 ==========

MONTGOMERY VARIABLE SERIES: INTERNATIONAL SMALL CAP FUND
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 1998 (unaudited)



INVESTMENT INCOME:

Dividends (net of foreign withholding taxes of $3,075).....                                        $   22,765
Interest...................................................                                            13,387
                                                                                                   -----------
Total Investment Income....................................                                            36,152

EXPENSES:
Management fee (Note 2)....................................                                        $   61,664
Custodian fees.............................................                                            12,301
Legal and audit fees.......................................                                             7,907
Trustees' fees and expenses (Note 2).......................                                             3,819
Amortization of organization expenses (Note 1).............                                               217
Other......................................................                                             7,755
Interest...................................................                                             2,976
                                                           -----------
Total Expenses.............................................                                            96,639
Fees deferred and expenses absorbed by Manager (Note 2)....                                           (96,639)
                                                                                                   -----------
NET EXPENSES...............................................                                                 0
                                                                                                   -----------
NET INVESTMENT INCOME......................................                                            34,330
                                                                                                   -----------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS (NOTES 1 AND 3):
     Net realized loss on:
     Security transactions.................................                                           (39,444)
     Forward foreign currency exchange contracts...........                                            (2,735)
     Foreign currency transactions.........................                                            (1,039)
                                                                                                   -----------
Net realized loss on investments during the year...........                                           (43,218)
Change in unrealized appreciation/(depreciation) of:
     Securities transactions...............................                                           361,570
     Forward foreign currency exchange contracts...........                                              (203)
     Foreign currency transactions and net other assets....                                               242
                                                                                                   -----------
Net unrealized appreciation of investments during the
     period................................................                                           361,609
                                                                                                   -----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS............                                           318,391
                                                                                                   -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.......                                        $  352,721
                                                                                                   ===========

STATEMENTS OF CHANGES IN NET ASSETS

                                                                          For the Six Months
                                                                            Ended 6/30/98                         Year Ended
Net Increase in Net Assets Resulting from Operations:                         (unaudited)                           2/31/97
                                                                          ---------------------------------------------------
Net investment income......................................               $     34,330                              $   59,017
Net realized gain/(loss) on securities, forward foreign
 currency exchange contracts and foreign  currency
 transactions during the period............................                    (43,218)                                 61,658
Net unrealized appreciation/(depreciation)
 of securities transactions, forward foreign currency
 exchange contracts, foreign currency transactions
 and net other assets during the period...................                     361,609                                (421,973)
                                                                          ---------------------------------------------------
Net increase/(decrease) in net assets resulting from
 operations................................................                    352,721                                (301,298)

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income...................                         --                                 (40,393)
Distributions from net realized gain.......................                         --                                (325,197)

BENEFICIAL INTEREST TRANSACTIONS:
Net increase from beneficial interest transactions (Note 4)                    198,068                               1,623,638
                                                                          ---------------------------------------------------
Net increase in net assets.................................                    550,789                               1,322,340

NET ASSETS:
Beginning of period........................................                  2,063,432                               1,106,682
                                                                          ---------------------------------------------------
End of period..............................................               $  2,614,221                              $2,429,022
                                                                          ===================================================
Undistributed/(Distribution in excess of)
 net investment income.....................................               $     30,385                              $   (3,945)

MONTGOMERY VARIABLE SERIES: INTERNATIONAL SMALL CAP FUND
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED:

                                                             6/30/98
                                                           (unaudited)                               12/31/97             12/31/96*
Net asset value--beginning of period.....................  $     8.29                              $    10.67           $    10.00
                                                           ------------------------------------------------------------------------
Net investment income....................................        0.13                                    0.22                 0.05
Net realized and unrealized gain/(loss) on investments...        1.31                                   (0.78)                0.68
                                                           ------------------------------------------------------------------------
Net increase/(decrease) in  net assets resulting from
 investment operations...................................        1.44                                   (0.56)                0.73
                                                           ------------------------------------------------------------------------
Distributions to shareholders:
     Distributions from net investment income............          --                                   (0.20)               (0.05)
     Distributions from net realized
      gains on investments...............................          --                                   (1.62)               (0.01)
                                                           ------------------------------------------------------------------------
Total distributions......................................          --                                   (1.82)               (0.06)
                                                           ------------------------------------------------------------------------
Net asset value--end of period...........................  $     9.73                                    8.29           $    10.67
                                                           ========================================================================
Total return**...........................................       17.37%                                  (5.10)%               7.23%
                                                           ========================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's).....................  $    2,614                                   2,063           $    1,107
Ratio of net investment income to average net assets.....        2.37%+                                  2.15%                2.03%+
Ratio of operating expenses to average net assets........        0.00%+                                  0.00%                0.00%+
Portfolio turnover rate..................................          87%                                    176%                  12%
Net investment loss before deferral of fees and
 absorption of expenses by Manager.......................  $    (0.07)                              $   (0.17)          $    (0.11)
Operating expense ratio before deferral of fees and
 absorption of expenses by Manager.......................        3.31%+                                  3.50%                6.30%+

______________________________
* Montgomery Variable Series: International Small Cap Fund commenced operations on September 30, 1996.
** Total return represents aggregate total return for the periods indicated.
+  Annualized.

THE MONTGOMERY FUNDS III
NOTES TO FINANCIAL STATEMENTS (unaudited)

     The Montgomery Funds III (the Trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company, and was organized as a Delaware business trust on August 24, 1994. As of June 30, 1998, the Trust had four series, the Montgomery Variable Series: Growth Fund, the Montgomery Variable
     Series: Emerging Markets Fund, the Montgomery Variable Series:
     International Small Cap Fund and the Montgomery Variable Series: Small Cap Opportunities Fund. Prior to the public offerings of shares of the Funds, a limited number of shares were sold to Montgomery Asset Management, LLC (or its predecessor), and/or affiliated persons of Montgomery Asset Management in private placement offerings. Otherwise, the Funds had no significant operations prior to February 2, 1996, the date on which the Montgomery Variable Series: Emerging Markets Fund commenced operations (i.e., commenced selling shares to the public). Information presented in these financial statements pertains to the Montgomery Variable Series:
     International Small Cap Fund (the Fund). The Montgomery Variable Series:
     Emerging Markets Fund, the Montgomery Variable Series: Growth Fund and the Montgomery Variable Series: Small Cap Opportunities Fund are presented under separate covers.

1.   SIGNIFICANT ACCOUNTING POLICIES:

     The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies.

     A.   PORTFOLIO VALUATION

          The Fund's securities are valued using current market valuations: either the last reported sales price or, lacking any reported sales, and in the case of fixed income securities, the mean between the closing bid and asked prices. The value of securities denominated in foreign currencies and traded on foreign exchanges or in foreign markets are translated into U.S. dollars at the last price of their respective currency denomination against U.S. dollars quoted by a major bank or, if no such quotation is available, at the rate of exchange determined in accordance with policies established in good faith by the Board of Trustees. Securities for which market quotations are not readily available (including restricted securities which are subject to limitations as to their sale) are valued at fair value by management as determined in good faith by or under the supervision of the Trust in accordance with methods which are authorized by the Trust's Board of Trustees.

          Short term debt obligations with remaining maturities in excess of 60 days are valued at current market prices, as discussed above. Short-term securities with maturities of 60 days or less are carried at amortized cost, which approximates market value.

     B.   DIVIDENDS AND DISTRIBUTIONS

          Dividends from net investment income, if any, are declared and paid at least annually. Distributions of net realized capital gains (including net short-term capital gains) are distributed no less frequently than annually. Additional distributions of net investment income and capital gains for the Fund may be made in order to avoid the application of a 4% non-deductible excise tax on certain undistributed amounts of ordinary income and capital gains. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

     C.   FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

          The Fund may engage in forward foreign currency exchange contracts with off balance sheet risk in the normal course of investing activities in order to manage exposure to market risks. Forward foreign currency exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by the Fund as an unrealized gain or loss.

          When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Forward foreign currency exchange contracts are used solely to establish a rate of exchange for settlement of transactions. Although forward foreign currency exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

     D.   FOREIGN CURRENCY

          Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. Unrealized gains and losses which result from changes in foreign currency exchange rates on investments have been included in the unrealized appreciation/(depreciation) of securities. Net realized foreign currency gains and losses resulting from movement in exchange rates include foreign currency gains and losses between trade date and

THE MONTGOMERY FUNDS III
NOTES TO FINANCIAL STATEMENTS (unaudited)
(continued)

          settlement date on investment securities transactions foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amount actually received and the portion of foreign currency gains and losses related to fluctuations in exchange rates between the initial purchase trade date and subsequent sale trade date.

     E.   REPURCHASE AGREEMENTS

          The Fund may engage in repurchase agreement transactions individually or jointly through a joint repurchase account with other series of the Trust and affiliated registered investment companies pursuant to a joint repurchase agreement. Under the terms of a typical repurchase agreement, the Fund takes possession of a government debt obligation as collateral. The Fund also agrees with the counterparty to allow the counterparty to repurchase, and the Fund to resell the financial contract at a specified date and price, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the collateral is at least equal at all times to the total amount of the repurchase obligations, including interest. In the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There could be potential loss to the Fund if the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period the Fund seeks to assert its rights. The Fund's investment manager, acting under the supervision of the Board of Trustees, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks. The Fund may also participate on an individual or joint basis in tri-party repurchase agreements which involve a counterparty and a custodian bank.

     F.   SECURITIES TRANSACTIONS AND INVESTMENT INCOME

          Securities transactions are recorded on a trade-date basis. Realized gain and loss from securities transactions are computed on the specific identified cost basis of the securities sold. Dividend income is recognized on the ex-dividend date and interest income, including, amortization of discount on short-term investments, is recognized on an accrual basis. Dividend income on foreign securities is recognized as soon as the Fund is informed of the ex-dividend date.

     G.   FEDERAL INCOME TAXES

          The Fund has elected and qualified and it is the intention of the Fund to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the
          Code), by complying with the applicable requirements of the Code, and by making distributions of taxable income to shareholders sufficient to relieve the Fund from all or substantially all federal income taxes. Accordingly, no provision for federal income taxes is required.

     H.   ORGANIZATION COSTS

          Expenses incurred in connection with the organization of the Fund amounted to $4,247 and are amortized on a straight-line basis over a period of sixty months from commencement of operations.

     I.   EXPENSES

          General expenses of the Trust are allocated to the Fund and other series of the Trust based upon relative net assets. Operating expenses directly attributable to the Fund are charged to the Fund's operations.

2.  MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

     a. Montgomery Asset Management, LLC is the Fund's Manager (the Manager). The Manager, a Delaware limited liability company, is an investment adviser registered with the Securities and Exchange Commission under the Investment Advisers Act of 1940, as amended (the Advisers Act). The Manager is a subsidiary of Commerzbank AG.

          Pursuant to the investment management agreement (Investment Management Agreement), the Manager provides the Fund with advice on buying and selling securities, manages the investments of the Fund including the placement of orders for portfolio transactions, furnishes the Fund with office space and certain administrative services, and provides the personnel needed by the Trust with respect to the Manager's responsibilities under such Agreement. As compensation, the Fund pays the Manager a monthly management fee (accrued daily) at the following annual rates based upon the average daily net assets of the Fund:

                      First $250 Million            Over $250 Million
                            1.25%                        1.00%

THE MONTGOMERY FUNDS III
NOTES TO FINANCIAL STATEMENTS (unaudited)
(continued)

          The Manager has voluntarily agreed to reduce some or all of its management fee or absorb the Fund expenses if necessary to keep the Fund's annual operating expenses, exclusive of interest or taxes, at or below 1.50% of the average daily net assets of the Fund. Any reductions or absorptions made for the Fund by the Manager of its fees are subject to recovery within the following three years provided the Fund is able to affect such reimbursement and remain in compliance with applicable expense limitations. Any of the Manager's voluntary absorptions are also subject to recovery. For the period ended June 30, 1998, the Manager recouped fees of $43,659.

          For the six months ended June 30, 1998, the Manager has deferred fees of $18,005 and absorbed expenses of $78,634

          As of June 30, 1998, deferred management fees and absorbed expenses subject to recoupment are $166,238.

     b. Certain officers and Trustees of the Trust are, with respect to the Trust's Manager affiliated personsas defined in the 1940 Act. Each Trustee who is not an affiliated person receives an annual retainer and quarterly meeting fees totalling $35,000 per annum, as well as reimbursement for expenses, for services as Trustee of all three Trusts advised by the Manager ($5,000 of which will be allocated to The Montgomery Funds III).

          MAM Securities LLC ("MAM Securities"), an affiliate of the Manager, serves as the Fund's transfer agent.

3.   SECURITIES TRANSACTIONS:

     a. The aggregate amount of purchases and sales of investment securities, other than short-term securities, for the six months ended June 30, 1998, were $2,481,792 and $2,077,531, respectively.

     b. At June 30, 1998, aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value for federal income tax purposes were $260,236 and $271,047, respectively.

     c. The schedule of forward foreign currency exchange contracts at June 30, 1998 was as follows:

                                                                                           NET UNREALIZED
                                                          CONTRACT VALUE         VALUE      DEPRECIATION
                                                               DATE            (NOTE 1)     OF CONTRACTS
FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS TO SELL:
(Contract Cost $34,692)
          20,810  Great Britain Pounds                       07/01/98         $34,747           $55
                                                                              ======================

4.   TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST:

     The Trust has authorized an unlimited number of shares of beneficial interest which have a par value of $0.01. Transactions in shares of beneficial interest for the periods indicated below were:

                                               SIX MONTHS ENDED                     YEAR ENDED
                                                 JUNE 30, 1998                  DECEMBER 31, 1997
                                          SHARES           AMOUNT           SHARES           AMOUNT
Shares Sold                               438,314       $ 4,286,538         456,763       $ 5,184,384
Issued as Reinvestment of Dividends            --                --          44,584           365,590
Shares Redeemed                          (418,578)       (4,088,470)       (356,080)       (3,936,336)
                                         -------------------------------------------------------------
Net Increase                               19,736       $   198,068         145,267       $ 1,623,638
                                         =============================================================

5.   FOREIGN SECURITIES

     The Fund purchases securities in foreign countries. Securities of foreign companies and foreign governments involve special risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include revaluation of currencies, less reliable information about issuers, differences in the clearance and settlement of securities transactions practices, and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those securities of comparable U.S. companies and the U.S. government.

12